UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2024

Foot Locker, Inc.
(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York (Address of principal executive offices)	10001 (Zip Code)
Registrant's telephone number, including area code: (212) 720-3700
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

Foot Locker, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”) on May 21, 2024. The final voting results for the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors. Each of the persons named below was elected at the Annual Meeting to serve for a one-year term expiring at the Company’s next annual meeting of shareholders and until his or her successor is duly elected and qualified, based upon the votes set forth in the table below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mary N. Dillon	63,945,934	573,917	133,650	7,156,427
Virginia C. Drosos	64,213,615	306,403	133,483	7,156,427
Guillermo G. Marmol	62,697,487	1,816,973	139,041	7,156,427
Darlene Nicosia	63,694,141	826,388	132,972	7,156,427
Steven Oakland	64,102,454	416,575	134,472	7,156,427
Ulice Payne, Jr.	64,120,998	389,042	143,461	7,156,427
Kimberly Underhill	63,185,171	1,325,998	142,332	7,156,427
Tristan Walker	64,234,885	277,458	141,158	7,156,427
Dona D. Young	62,194,624	2,314,944	143,933	7,156,427

Proposal 2: Advisory Vote to Approve Executive Compensation. The Company’s shareholders approved a nonbinding, advisory resolution approving the compensation of the Company’s named executive officers, based upon the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,488,732	3,971,966	192,803	7,156,427

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024, based upon the votes set forth in the table below:

Votes For	Votes Against	Abstentions
70,490,584	1,172,196	147,148

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
Date: May 23, 2024	By:	/s/ Jennifer L. Kraft
Name: Jennifer L. Kraft Title: Executive Vice President and General Counsel